Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1520

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2015-2

                          Supplement to the Prospectus

   On June 1, 2015, holders of PPL Corporation ("PPL") shares received approximately 0.1249 shares of Talen Energy Corporation ("Talen") common stock for every one share of PPL held as of May 20, 2015. Fractional shares of Talen were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

   Notwithstanding anything to the contrary in the prospectus, as a result of this issuance your Portfolio now holds, and will continue to purchase, shares of both PPL and Talen stock.

Supplement Dated: June 2, 2015